AMENDMENT NO. 1
TO
SEVENTH AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT
OF
PKST OP, L.P.

THIS AMENDMENT NO. 1 TO THE SEVENTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF PKST OP, L.P. (the “Partnership”), dated as of March 10, 2023 (this “Amendment”), is entered into by Peakstone Realty Trust, a Maryland real estate investment trust, as the general partner of the Partnership (the “General Partner”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on March 8, 2023, the General Partner filed Articles of Amendment to the charter of the General Partner changing the name from Griffin Realty Trust to Peakstone Realty Trust and effecting a reverse share split pursuant to which each common share of beneficial interest of the General Partner within a class was combined into one-ninth of a share (the “Reverse Share Split”), effective as of March 10, 2023;

WHEREAS, on March 9, 2023, the Partnership filed a Certificate of Amendment to Certificate of Limited Partnership of the Partnership changing the name from GRT OP, L.P. to PKST OP, L.P.;

WHEREAS, pursuant to Section 4.3(a)(ii) of the Seventh Amended and Restated Limited Partnership Agreement of the Partnership, dated as of February 23, 2023 (the “Agreement”), in connection with the Reverse Share Split, a corresponding adjustment to the number of outstanding Common Units shall automatically be made to maintain the proportionate relationship between the number of outstanding Partnership Units and the outstanding REIT Shares;

WHEREAS, the General Partner now desires to amend the Agreement to reflect the updated names of the Partnership and the General Partner, the adjustment in the number of outstanding Common Units in connection with the Reverse Share Split and certain other amendments;

WHEREAS, Article 12 of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of the Limited Partners if the amendment is not an amendment requiring consent under Article 12(a)-(d) of the Agreement; and

WHEREAS, the amendments effected hereby do not require consent under Article 12(a)-(d) of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the General Partner hereby agrees as follows:

1.The definition of “General Partner” set forth in Article 1 of the Agreement is hereby amended and restated as follows:

General Partner means Peakstone Realty Trust, a Maryland real estate investment trust, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

2.The definition of “Partnership” set forth in Article 1 of the Agreement is hereby amended and restated as follows:

Partnership means PKST OP, L.P., a Delaware limited partnership.

3.The definition of “Specified Exchange Date” set forth in Article 1 of the Agreement is hereby amended and restated as follows:

Specified Exchange Date means (i) the first business day of the month that is at least 60 business days after the receipt by the General Partner of the Notice of Exchange, or (ii) if a Limited Partner requests in a Notice of Exchange an exchange date that is earlier than the first business day of the month that is at least 60 business days after the receipt by the General Partner of the Notice of Exchange, and the General Partner determines in its sole discretion to honor such request for an earlier exchange date, such earlier date as determined in the sole discretion of the General Partner, provided that such date shall not be earlier than the date specified by the Limited Partner in the Notice of Exchange.

4.Section 2.2 of the Agreement is hereby amended and restated as follows:

2.2    Name, Office and Registered Agent. The name of the Partnership is PKST OP, L.P. The specified office and place of business of the Partnership is 1520 E. Grand Avenue, El Segundo, CA 90245 (telephone number (310) 606-3200). The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership’s registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.

5.Section 2.3(a) of the Agreement is hereby amended and restated as follows:

    (a)    The General Partner of the Partnership is Peakstone Realty Trust, a Maryland real estate investment trust. Its principal place of business is the same as that of the Partnership.

6.Section 2.6 of the Agreement is hereby amended and restated as follows:

2.6        Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the number and Class of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE SEVENTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF PKST OP, L.P., AS AMENDED FROM TIME TO TIME.

7.Section 13.1 of the Agreement is hereby amended and restated as follows:

    13.1      Notices. All communications required or permitted to be given to a Limited Partner under this Agreement shall be given in writing (a) personally, (b) by United States mail, registered, postage prepaid return receipt requested, (c) by nationally recognized overnight delivery service with proof of delivery, or (d) e-mail transmission, in each case, at or to the addresses set forth in Exhibit A attached hereto; provided, however, that any Limited Partner may specify a different address by notifying the General Partner in writing of such different address. All communications required or permitted to be given to the Partnership or the General Partner under this Agreement shall be given in writing by e-mail transmission to Javier F. Bitar (jbitar@pkst.com) and Michael J. Patterson (mpatterson@pkst.com); provided, however, that the Partnership or the General Partner may specify a different address by notifying the Limited Partners in writing of such different address. Any notice shall be deemed to have been given, as applicable, (w) when delivered personally, (x) three (3) days after depositing in the United States mail as described above, (y) one (1) business day after deposit with a nationally recognized overnight delivery service as described above, and (z) in the case of e-mail transmission, the date such transmission is received by the intended addressee prior to 5:00 p.m. Pacific Time on a business day (and any transmission that is not received prior to 5:00 p.m. Pacific Time on a business day shall be deemed received on the next business day).

8.Exhibit A of the Agreement is hereby amended and restated as set forth in Exhibit A hereto.

9.Exhibit B of the Agreement is hereby amended and restated as set forth in Exhibit B hereto.

10.Unless amended herein, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed by facsimile or other electronic transmission.

11.This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF, the General Partner has executed this Amendment of the 10th day of March, 2023.
GENERAL PARTNER:
PEAKSTONE REALTY TRUST
By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:        Chief Financial Officer and Treasurer

EXHIBIT A
General Partner and Limited Partner Capital Contributions and
Percentage Interests as of
March 10, 2023

Name	Agreed Value of Capital Contribution	Partnership Units and Class of Units	Percentage Interest*
GENERAL PARTNER:
Peakstone Realty Trust 1520 E. Grand Avenue El Segundo, CA 90245	$ 0	0	0.00%

AFFILIATED LIMITED PARTNERS:
Griffin Capital, LLC Griffin Capital Plaza 1520 E. Grand Avenue El Segundo, CA 90245	$ 230,000,000	2,696,470.411	6.84%
GRT (Cardinal REIT Merger Sub), LLC 1520 E. Grand Avenue El Segundo, CA 90245	$ 838,315,284	10,384,185.333	26.33%
Peakstone Realty Trust 1520 E. Grand Avenue El Segundo, CA 90245	$ 2,194,876,574	25,515,024.080	64.70%
Various others	$ 32,802,685	382,251.572	0.97%
UNAFFILIATED LIMITED PARTNERS:**
Various	$ 40,039,980	458,932.463	1.16%
Total	$ 3,336,034,523	39,436,863.859	100.00%
* Percentage Interest is based on the weighted average amount of all classes of units outstanding.

** The names and addresses of the Unaffiliated Limited Partners shall be included in the records of the Partnership.
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EXHIBIT B
NOTICE OF EXERCISE OF EXCHANGE RIGHT
In accordance with Section 8.5 of the Seventh Amended and Restated Limited Partnership Agreement (as amended, the “Agreement”) of PKST OP, L.P., the undersigned hereby irrevocably (i) presents for exchange _______ Common Units in PKST OP, L.P. in accordance with the terms of the Agreement and the Exchange Right referred to in Section 8.5 thereof, (ii) surrenders such Common Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount as determined by the General Partner deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The General Partner will exchange the Common Units specified above on the first business day of the month that is at least 60 business days after the receipt by the General Partner of this Notice of Exchange; however, the Company will consider a Limited Partner’s request for an earlier exchange date, and any such earlier exchange date will be determined in the sole discretion of the General Partner. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Agreement.
Dated: ________________, ___________

(Name of Limited Partner)

(Signature of Limited Partner)

(Mailing Address)

(City) (State) (Zip Code)

Signature Guaranteed by:
If REIT Shares are to be issued, issue to:
Name:

Social Security or Tax I.D. Number:

If an earlier exchange date is requested, please provide such requested date below. The General Partner may, in its sole discretion, exchange the Common Units on any date on or after such date.

B-1